Exhibit 99.2 MARIADB INVESTOR PRESENTATION February 1, 2022

DISCLAIMERS DISCLAIMERS, FORWARD-LOOKING STATEMENTS AND CAUTIONARY LANGUAGE Disclaimers. This presentation is for informational purposes only. It shall not constitute an offer to sell, or the solicitation of an offer to buy, any securities, nor shall there be any sale of securities in any states or jurisdictions, U.S. or foreign, in which such offer, solicitation or sale would be unlawful. This presentation has been prepared to assist interested parties in making their own evaluation with respect to an investment (the “Proposed MariaDB Investment”) in MariaDB Corp AB, a Finnish corporation (“MariaDB”), a potential business combination (the “Proposed Business Combination”) between Angel Pond Holdings Corporation, a Cayman Islands corporation (“Angel Pond”), and MariaDB (the Proposed MariaDB Investment, the Proposed Business Combination and the related transactions, collectively, the “Proposed Transactions”) and for no other purpose. Neither the Securities and Exchange Commission (“SEC”) nor any securities commission of any other U.S. or foreign jurisdiction has approved or disapproved of the Proposed Transactions or determined that this presentation is truthful or complete. Any representation to the contrary is a criminal offense. No representations or warranties, express or implied, are given in, or in respect of, this presentation. To the fullest extent permitted by law, in no circumstances will MariaDB, Angel Pond or any of their respective subsidiaries, shareholders, affiliates, representatives, directors, officers, employees, advisors, or agents be responsible or liable for a direct, indirect, or consequential loss or loss of profit arising from the use of this presentation, its contents, its omissions, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith. In addition, this presentation does not purport to be all-inclusive or to contain all the information, including material, that may be required to make a full analysis of MariaDB or any of the Proposed Transactions. Recipients of this presentation should each make their own evaluation of MariaDB and the Proposed Transactions and of the relevance and adequacy of the information and should make such other investigations as they deem necessary. The information contained herein is as of January 12,2022 (financial data generally represents actuals through September 2021), and does not reflect any subsequent events or changes, which may be material. The distribution of this presentation may also be restricted by law and persons into whose possession this presentation comes should inform themselves about and observe any restrictions. The recipient acknowledges that it is (a) aware that the U.S. securities laws prohibit any person who has material, non-public information concerning a company from purchasing or selling securities of such company or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities, and (b) familiar with the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (collectively, the Exchange Act ), and that the recipient will neither use, nor cause any third party to use, this presentation or any information contained herein in contravention of the Exchange Act, including, without limitation, Rule 10b-5 thereunder. The recipients of this presentation are not to construe the contents of this presentation, or any prior or subsequent communications from MariaDB, Angel Pond or any of its agents, advisors or representatives, as legal, tax or business advice. Prior to making a decision regarding any of the Proposed Transactions described in or contemplated by this presentation, any recipient should consult such recipient’s own legal counsel and tax, business and other advisors and carefully review all aspects of the presentation and the applicable Proposed Transactions. Neither MariaDB nor Angel Pond make any representations to the tax treatment of ownership, purchase or disposition of any of the securities referenced herein or otherwise regarding the Proposed Transactions. The information contained in this presentation and any additional materials related hereto are confidential unless specifically stated otherwise and are not to be disclosed to persons other than the intended recipient and its legal and other advisors, if any, who are also bound to confidentiality. This presentation may not be reproduced or copied, in whole or in part, and may not be distributed to anyone other than the persons described above. Forward-Looking Statements and Cautionary Language. Certain statements included in this presentation that are not historical facts are forward-looking statements, including for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “could,” “plan,” “predict,” “potential,” “projected,” “seem,” “seek,” “future,” “outlook,” and similar words and expressions that predict or indicate future circumstances, events or trends or that otherwise are not statements of historical matters. These forward- looking statements include, but are not limited to, statements regarding MariaDB’s business strategy, estimated total addressable market, commercial and operating plans, product development plans, customers, and projected financial condition and performance, and actions by investors and shareholders in MariaDB and Angel Pond and the outcome of the Proposed Transactions. These statements are based on various estimates and assumptions, whether or not identified in this presentation, and on the current expectations of the respective management of MariaDB and Angel Pond and others, and are not predictions of actual actions, events or performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on as, a guarantee, an assurance, a prediction, or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from estimates and assumptions made, sometimes materially. Many actual events and circumstances are beyond the control of MariaDB and Angel Pond. These forward-looking statements are subject to numerous risks and uncertainties, including, but not limited to, that MariaDB may be unable to successfully commercialize its products or expand its markets; the effects of competition on MariaDB’s business; the uncertainty of the projected financial information with respect to MariaDB; disruptions and other impacts to MariaDB’s business as a result of the COVID-19 pandemic and other global health or economic crises; changes in customer and potential customer demand; the parties may be unable to successfully or timely consummate one or more of the Proposed Transactions, including the risk that any regulatory (including foreign, SEC or securities exchange) approvals or necessary actions are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of any of the Proposed Transactions, or that the approval of the shareholders of MariaDB or Angel Pond is not obtained; failure to realize the anticipated benefits of the equity bridge financing (including failure to raise the estimated $100 million or any lower amount) or any of the Proposed Transactions (including failure to raise $50 million or any lower amount in the PIPE financing); the amount of redemption or similar requests made by MariaDB’s or Angel Pond’s shareholders (including the potential that Angel Pond’s shareholders could redeem significantly more than 0% of their shares in connection with the Proposed Business Combination, which would cause, among other things, potentially significantly less cash from its trust to be provided to the combined company); and those factors discussed elsewhere in this presentation and in Angel Pond’s final prospectus filed with the SEC on May 19, 2021, including under the heading “Risk Factors,” and other documents Angel Pond has filed, or may file, with the SEC. If any of these risks materialize or the estimates or assumptions prove incorrect, actual results could differ materially from the events, results and condition implied by these forward-looking statements. Proprietary & Confidential 2

DISCLAIMERS (cont’d) There may be additional risks that neither MariaDB nor Angel Pond presently know, or that MariaDB or Angel Pond currently believe are immaterial, that could also cause actual events, results or condition to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect MariaDB’s and Angel Pond’s expectations, plans, or forecasts of future events and views as of the date of this presentation. MariaDB and Angel Pond anticipate that subsequent events and developments will cause MariaDB’s and Angel Pond’s assessments to change. However, while MariaDB and Angel Pond may elect to update these forward-looking statements at some point in the future, MariaDB and Angel Pond specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing MariaDB’s or Angel Pond’s assessments of any date subsequent to the date of this presentation. Accordingly, undue reliance should not be placed upon any forward-looking statements. Additional Information and Where to Find It. This presentation relates to proposed transactions by MariaDB and Angel Pond as well as between MariaDB and Angel Pond. This presentation does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction, U.S. or foreign, in which such offer, sale or exchange would be unlawful prior to applicable registration or qualification or exemption under the securities or other laws of any such jurisdiction. In connection with the Proposed Business Combination, a combined registration statement and proxy statement and other relevant materials are expected to be filed with the SEC. Promptly after the related registration statement is declared effective by the SEC, Angel Pond will mail a definitive proxy statement/prospectus and a proxy card to each shareholder entitled to vote at the special meeting relating to the Proposed Business Combination. Investors and securities holders of Angel Pond and MariaDB are urged to read these materials (including any amendments or supplements thereto) and any other relevant documents in connection with the Proposed Business Combination that are filed with the SEC when they become available, including the complete combined registration statement (which the proxy statement/prospectus is part of), because they will contain important information about Angel Pond, MariaDB and the Proposed Business Combination. The preliminary combined registration statement and proxy statement, the definitive combined registration statement and proxy statement and other relevant materials in connection with the Proposed Business Combination (when they become available), and any other documents relating to the Proposed Transactions filed with the SEC, may be obtained free of charge at the SEC’s website (www.sec.gov). The documents filed with the SEC also may be obtained free of charge at Angel Pond’s website at www.angelpond.com or upon written request to 950 Third Avenue, 25th Fl., New York, NY 10022. Participants in Solicitation. MariaDB, Angel Pond and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Angel Pond’s shareholders in connection with one or more of the Proposed Transactions, including the Proposed Business Combination. Information about Angel Pond’s directors and executive officers and their ownership of Angel Pond’s securities is set forth in Angel Pond’s final prospectus filed with the SEC on May 19, 2021. Additional information regarding the interests of those persons and other persons who may be deemed participants in the Proposed Business Combination may be obtained by reading the combined registration statement and proxy statement regarding the Proposed Business Combination, if and when it becomes available. You may obtain free copies of these documents as described in the preceding paragraph. Non-Solicitation. This presentation is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of any of the Proposed Transactions and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of MariaDB or Angel Pond, or the combined company, nor shall there be any sale of any such securities in any state or jurisdiction, U.S. or foreign, in which such offer, solicitation or sale would be unlawful prior to applicable registration or qualification or exemption under the securities laws of such state or jurisdiction. Financial Information. The financial information contained in this presentation has been taken from or prepared based on the historical financial statements and certain other financial information of MariaDB for the periods presented. MariaDB’s historical and other financial information is prepared in accordance with International Financial Reporting Standards (“IFRS”). None of such information has been audited in accordance with IFRS or generally accepted accounting principles in the U.S. (“U.S. GAAP”), or Public Company Accounting Oversight Board (“PCAOB”) standards. We cannot assure you that had the financial statements been compliant with Regulation S-X under the Securities Act of 1933, as amended, or audited in accordance with IFRS, U.S. GAAP or PCAOB standards, there would not be differences and such differences would not be material. An audit of certain of MariaDB’s financial statements in accordance with U.S. GAAP and applicable PCAOB standards is in process and will be included in the combined registration statement and proxy statement to be filed with the SEC, which you should review. Accordingly, there will be differences, potentially material, between the presentation of the financial information included in this presentation and in the combined registration statement and proxy statement for the Proposed Business Combination. Use of Projections. This presentation contains certain projected financial information regarding MariaDB and the combined company, including certain revenue information, among others. Such projected financial information is forward- looking and is for illustrative purposes only, and will likely differ, potentially materially, from projected financial information included in a combined registration statement and proxy statement relating to the Proposed Business Combination. It should not be relied upon as being indicative of future results or condition. The estimates and assumptions underlying such projected financial information are inherently uncertain and are subject to many significant business, economic, competitive and other risks and uncertainties. Refer to “Forward-Looking Statements” above. Actual results and condition may differ materially from the results presented in such projected financial information, and the inclusion of such information in this presentation should not be regarded as a representation by any person that the results reflected in such projections will be achieved. Neither MariaDB’s nor Angel Pond’s auditors have audited, reviewed, compiled or performed any procedures with respect to the projected financial information for the purpose of their inclusion in the presentation, and accordingly, they did not express an opinion or provide any other form of assurance with respect thereto for the purpose of the presentation. Industry and Market Data; Trademarks. Industry and market data used in this presentation have been obtained from third-party industry publications and sources as well as from research reports prepared for other purposes. Neither MariaDB nor Angel Pond has independently verified the data obtained from these sources and cannot assure you of the data’s accuracy or completeness. This data is subject to change and recipients should not put undue weight on such data. This presentation contains trademarks, service marks, trade names and copyrights of MariaDB, Angel Pond and other companies, which are the property of their respective owners. Proprietary & Confidential 3

TODAY’S PRESENTERS MariaDB Angel Pond Holdings Michael Howard Theodore T. Wang Chief Executive Officer Co-Founder, Chairman and CEO 4 Proprietary & Confidential

SPONSOR VALUE CREATION STRATEGY Revenue Growth Capital Markets Public Market Acceleration Experience ● Leverage proven operational experience in the technology sector ● Extensive understanding of capital ● Investor communication as a markets business strategy ● Existing customers: deepen 1 penetration within 600+ customers ● Opportunity to access capital for ● Proper positioning: ● New logos: growth in large addressable market o Transparency o Sales force investments ● Public market currency to pursue o Channel partnerships potential tuck-ins o Focus on long-term growth and KPIs o Sponsor relationships and networks, including Asia (1) As of 12/31/2021 5 Proprietary & Confidential

TRANSACTION CADENCE ● $104mm equity bridge prior to the closing of the SPAC merger transaction ○ Closed on January 31, 2022 ● Angel Pond Holdings Corporation (NYSE: POND) and MariaDB signed a business combination agreement on January 31, 2022 nd 1 ○ Targeting a closing in 2 half of FY 2022 ○ Subject to shareholder approvals ○ Post-merger enterprise value of $672.1mm based on 14.2x FY 2022E revenue of ~$47.4mm ○ Existing shareholders at the time of the de-SPAC transaction closing are expected to retain ~64% of the pro forma equity th Note: Assumes USD:EUR conversion of 1.15:1.00; FYE is September 30 (1) Subject to regulatory approvals and other customary conditions 6 Proprietary & Confidential

TRANSACTION SUMMARY Sources and Uses Pro Forma Valuation ($mm other than share price) Transaction Sources ($) 1 Share Price at Merger $10.00 Cash Held in SPAC Trust $265.0 2,3 PF Shares Outstanding (mm) 97.4 Equity Bridge Proceeds 104.0 Equity value $973.6 PIPE Proceeds 18.2 4 Debt Outstanding $17.3 Total Sources $387.2 5 Less: Cash on MariaDB Balance Sheet (318.8) Uses ($) Enterprise Value $672.1 Debt Repayment $21.6 FY 2022E Revenue $47.4 Cash to MariaDB Balance Sheet 316.7 Fiscal Year Ends September Transaction Fees & Expenses 48.9 Implied EV / FY 2022E Revenue 14.2x Total Uses $387.2 Note: Assumes USD:EUR conversion of 1.15:1.00 (1) Assumes 0% redemption by Angel Pond stockholders. (2) Reflects 50.0mm shares (incl. vested options and vested warrants) held by existing shareholders, 12.3mm shares held by equity bridge investors, 26.6mm shares held by Angel Pond public shareholders, 6.6mm shares held by the sponsor and 1.9mm shares held by PIPE investors; assumes a 0% redemption by Angel Pond stockholders; excludes warrants. (3) The PF Shares Outstanding have been revised since the date the investor presentation was made available to reflect a $18.2mm PIPE investment (versus $50mm the prior draft) issued at $9.50 per share. The result was a 3.4mm decrease in PF Shares Outstanding (4) Assumes EIB Loan (Tranche 2) of €15.0mm remains outstanding. (5) Represents cash balance as of 11/1/2021, plus cash to MariaDB balance sheet in the transaction. 7

1 POST TRANSACTION OWNERSHIP PIPE Investors 3 2% Sponsor 7% Angel Pond public Shareholders 27% Existing Shareholders 2 51% Existing Shareholders at the Time of the de- SPAC Transaction 64% Equity Bridge Shareholders 2 13% (1) Reflects 62.3mm shares held by existing shareholders at the time of the de-SPAC transaction (including 50.0mm shares (incl. vested options and vested warrants)) held by existing shareholders prior to the equity bridge and PIPE investments and 12.3mm shares held by equity bridge investors), 26.6mm shares held by Angel Pond public shareholders, 6.6mm shares held by the sponsor and 1.9mm shares held by PIPE investors; assumes a 0% redemption by Angel Pond stockholders; excludes warrants. (2) Certain of the existing shareholders are also expected to be equity bridge investors. (3) PIPE Investors ownership has been revised since the date the investor presentation was made available to reflect a $18.2mm PIPE investment (versus $50mm the prior draft) issued at $9.50 per share. The result was a 3.4mm decrease in PF Shares Outstanding 8

COMPANY HIGHLIGHTS 9 Proprietary & Confidential

VIDEO 10 Proprietary & Confidential

We Build the Database For All. Any Workload. Any Cloud. Any Scale. 11 Proprietary & Confidential

MARIADB PROFILE Our Investors FY2021 ARR $40mm Distinctions & Awards 40 World class relational database engineering team, including the original core MySQL team 195k+ Open Source contributions, the 30 highest number in the industry Voted database of the year 2013 – 2020, LinuxQuestions.org 20 New Cloud Offering MariaDB SkySQL: ● 20 Coolest Cloud Software Companies Of The 2021 Cloud 100, CRN 10 ● 2021 Technology of the Year Award winners, InfoWorld ● Best Cloud Database, DBTA 2021 Reader’s Choice Award 0 FY14 FY15 FY16 FY17 FY18 FY19 FY20 FY21 ● Google Cloud 2021 Customer Award Note: Assumes USD:EUR conversion of 1.15:1.00; FYE is September 30th 12 Proprietary & Confidential

INVESTMENT HIGHLIGHTS ü Attractive Industry Tailwinds with Large TAM ü Leading Relational Database Brand for Transactions and Analytics with Billions of Downloads ü At the Nexus of Open Source and Cloud ü Thriving Open Source Community Drives Viral Adoption ü Broad Platform for Monetization: Proprietary Enterprise Features and Cloud DB-as-a-Service (Hybrid and Multi-Cloud) ü Diversified and Sticky Blue-Chip Customer Base with Proven Expansion ü Multiple Vectors for Growth Acceleration 13 Proprietary & Confidential

RELATIONAL DATABASES RUN THE DATA-DRIVEN WORLD eCommerce Telecom Relational Databases Payment Gaming Banking SaaS Large Ecosystem 70%+ 1 of Total Database Market (1) Source: IDC, “Worldwide Database Management Systems Software Forecast, 2021-2025”, #US48224421, September 2021 14 Proprietary & Confidential

A LARGE MARKET WITH SIGNIFICANT “CLOUDWINDS” The Large Relational Database Market… …Accelerating to the Cloud ($bn) $64 $40 52% 25% 2020 2025 2020 2025 Cloud $ 10bn $ 33bn Market Source: IDC , “Worldwide Database Management Systems Software Market Shares, 2020: The Enterprise Journey to the Cloud”, #US48179521, August 2021 15 Proprietary & Confidential

EXISTING SOLUTIONS ARE RIPE FOR DISRUPTION Outdated Complex Legacy Expensive No Developer Appeal 16 Proprietary & Confidential

MARIADB: AT THE NEXUS OF OPEN SOURCE AND CLOUD Developer Continued Scalable Lower Cost Evangelism Innovation 17 Proprietary & Confidential

ESTABLISHED ALL THE KEY ELEMENTS OF SUCCESS Drive Adoption Acquisitions Innovation & Monetization Launched Incorporated Changed Replaced MySQL Acquired Launched MariaDB MariaDB Business Model in Distributions Clustrix SkySQL Enterprise 2014 2015 2017 2018 2019 2020 18 Proprietary & Confidential

THE COMPLETE DATABASE PLATFORM

MariaDB Enterprise

Support
24 x 7 Tiered
30min SLA
Consultative

Patches, Security Updates

Training, Certification

Customer Success Managers

Transactional	JSON/Document	HTAP	Analytics
Distributed SQL	Dev Friendly	Operational Analytics	Real Time Analysis
Full Elasticity (↑↓)	No-SQL Listener	Data Consistency	Billions of Rows
Read/Write Scale	Flexible	No ETL	Compute | Storage

License
Open Source
GPL,
Proprietary

Indemnification

Warranty

Limitation of Liability



Monitoring as a Service

SkyDBA
Fractional DBA

Automation
Backups, upgrades, patches, disk resizing, addition of replicas

Multi-cloud
aws
Google Cloud

Uptime
SLAs up to 99.995%

MariaDB SkySQL

MariaDB

Proprietary & Confidential

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PRODUCT PORTFOLIO MariaDB Enterprise Platform for Transactions and Analytics ● Enterprise-only features, including MariaDB Enterprise Server, Distributed SQL product Xpand MariaDB Enterprise ● Annual subscription pricing based on vCPU or node ● Full 24x7 support, not only break-fix, but consultative (how-to) ● Expanded levels of support (RDBA/EA) Cloud Offering (based on MariaDB Enterprise Platform) ● SkySQL is a cloud database fully managed and maintained by MariaDB SkySQL ● Engineered for multi-cloud support, can also manage on-prem databases ● Pay-as-you-go pricing with discount for annual and multi-year commitments ● SkyDBA offering of “fractional” Database Administrators (DBAs) 20 Proprietary & Confidential

HIGHLY EFFICIENT BUSINESS MODEL Community 75% 1bn+ 2.5bn+ Thriving Open Fortune 500 Downloads Linux distro Source Community ● Creates “Top of the Funnel” SkySQL MariaDB Cloud DB as a Service Propriety Enterprise Enterprise Features ● Strong secular growth MariaDB Enterprise product fully managed in the ● Subscription revenue model Cloud. High growth, sticky “pay-for-use model” 21 Proprietary & Confidential

OUR COMPETITIVE ADVANTAGE Open Source Distributed SQL Multi-cloud Low TCO ● Vibrant community ● Massive scale and high ● For independence and ● Up to 90% savings availability uptime ● Ubiquitous ● Fully managed / ● Full elasticity ● Hybrid support (on- automated in the cloud prem/public cloud) with expert support 22 Proprietary & Confidential

HIGH ROI – RAPID TIME TO VALUE Customers save up to 90% of their operational database cost 3 Year Total Cost of Ownership $946,200 For one node (2 sockets, 12 core each) ● Oracle costs approximately 33x more ● Organizations can save close to $1 million $28,800 Company analysis based on: Oracle Pricelist, Oracle “Processor Definition”, MariaDB Enterprise node pricing of $9,600 per year 23 Proprietary & Confidential

COMPETITIVE LANDSCAPE Hyperscalers Legacy Multi-Workload (single DB) 24 Proprietary & Confidential Multi-Cloud

SOURCES OF OPPORTUNITY Customer Examples Where Customers Come From Reasons for Migrating Open Source ● Support & HA ● MariaDB Community ● Next Generation ● Oracle MySQL ● OLTP & OLAP Scale ● Postgres Legacy ● Cost ● Oracle Enterprise ● Complexity ● Sybase ● EOL ● IBM db2 ● Proprietary ● MS SQL Server Cloud ● Cost & Downtime ● Aurora ● OLTP & OLAP Scale ● Cloud SQL ● Support & HA ● MariaDB RDS, Rackspace 25 Proprietary & Confidential

STICKY BLUE-CHIP CUSTOMER BASE 1 600+ Customers (1) As of 12/31/2021 26 Proprietary & Confidential

MARIADB ENTERPRISE USE CASES Leading US Telecommunications Provider ● Leaving Oracle Enterprise and IBM db2 ● Global management of Samsung and CASA Femtocell devices for cell area coverage extension ● Transactional & analytical database usage ● Leaving MySQL and legacy databases ● $4.1mm net savings, reduced downtime ● Transactional database ● Competition: Legacy ● Competition: Open source alternatives 27 Proprietary & Confidential

SKYSQL USE CASES Fortune 500 Financial Services Company ● Management of more than $2 trillion in assets ● Management of all UK wi-fi access points ● Leaving mainframe for Xpand ● MariaDB lift and shift to SkySQL Power ● Transactional database ● Transactional database ● Competition: Postgres, IBM db2 ● Competition: Google Cloud SQL 28 Proprietary & Confidential

SKYSQL MID-MARKET USE CASES Enterprise Payment Solution Provider ● Leaving on-prem for SkySQL Power ● Community to SkySQL Power ● Transactional database ● Transactional database, analytics (Future) ● Competition: AWS RDS ● Competition: AWS RDS 29 Proprietary & Confidential

CONTINUED EXPANSION ACROSS COHORTS ARR ($ in millions) ARR Expansion for Customers > $500k ARR (at FY End) 30 Proprietary & Confidential

GO-TO-MARKET FOCUS Cloud Frictionless Developers Expansion Leverage SkySQL Expand Developer following Add regional clouds to monetize Open by evangelizing new and adjacent offerings Source users features (NoSQL, migration like geo-spatial Data tools, compatibility) as a Service 31 Proprietary & Confidential

GROWTH DRIVERS Strategic M&A Adjacent solutions E.g. Geospatial Improve Functionality Add MS Azure Enter New Analytics across Clouds Markets Establish Partner/ Asia expansion Untapped economies Expand Direct Channel Network Sales Team Increase coverage 3x team Shorter cycles Net new expansion Network effect 32 Proprietary & Confidential

EXPERIENCED LEADERSHIP TEAM Michael Howard Amir Ameri Jon Bakke Franz Aman Jags Ramnarayan Chief Executive Officer Chief Financial Officer Chief Revenue Officer Chief Marketing Officer Chief Product Officer 33 Proprietary & Confidential

FINANCIAL HIGHLIGHTS 34 Proprietary & Confidential

FINANCIAL HIGHLIGHTS Scaling ARR with Outstanding Strong Base of High 2 Sustainable Growth Retention Metrics ARR Customers $40mm 120%+ 96 3 Total ARR Net Retention Customers with 2021 2021 >$100k ARR >$100mm 90%+ 10 4 Projected Total Gross Retention Customers with 1 ARR in FY24 2021 >$500k ARR th Note: Assumes USD:EUR conversion of 1.15:1.00; FYE is September 30 (1) Based on forecast assumptions described on the Forecast Assumptions and Glossary page. (2) Includes MariaDB Enterprise and SkySQL products; excludes Community product due to MariaDB’s primary commercial focus on the enterprise oriented MariaDB Enterprise and SkySQL products (3) Calculated as 1 + (Net Churn / Beginning Period ARR); Net Churn equal to Gross Churn plus Expansion. (4) Calculated as 1 + (Gross Churn / Beginning Period ARR). 35 Proprietary & Confidential

ARR GROWTH 1 Total ARR is expected to achieve a ARR FY20A – FY23P ($ in millions) 33% CAGR for FY20A-FY23P driven by the following: $72 • SkySQL and MariaDB Enterprise achieved ARR growth $53 of 250% and 46%, respectively, in FY21A $40 $31 • On a combined basis MariaDB Enterprise and SkySQL ARR are expected to grow ~54% in FY22, and ~2.3x by FY23 FY20A FY21A FY22P FY23P Note: Assumes USD:EUR conversion of 1.15:1.00 Note: FYE is September 30th (1) ARR in the chart includes SkySQL, MariaDB Enterprise and Community Subscription 36 Proprietary & Confidential

REVENUE GROWTH • FY21A Product Subscription Revenue Detail FY20A – FY23P ($ in millions) Revenue is expected to grow ~39% in FY22, and ~1.9x by $64 FY23 • Services contribute ~10% of $47 revenue, they are revenue $35 enablers not revenue drivers $31 $59 $44 $32 $26 $4 $5 $3 $4 FY20A FY21A FY22P FY23P Product Subscription (SkySQL, Enterprise, Community) Services & Other Note: Assumes USD:EUR conversion of 1.15:1.00 th Note: FYE is September 30 (1) Represents FY20-FY23 CAGR for Product Subscription (excludes Services & Other). 37 Proprietary & Confidential

GROWTH OF HIGH ARR CUSTOMERS • 66% increase in customers High ARR Customers FY20A – FY21A above $500k ARR from FY20 to FY21 86 • 32% increase in customers 65 above $100k and below $500k ARR from FY20 to FY21 • Key drivers are product maturity and market fit, sales maturity and a proven expansion sales 10 6 practice >$500k ARR >$100k to $500k ARR FY 2020 FY 2021 38 Proprietary & Confidential

INCOME STATEMENT DETAIL

($ in millions)

	FY20A	FY21A	FY22P	FY23P
Total ARR	**$30.6**	**$40.3**	**$53.4**	**$72.3**
Growth %	*18%*	*31%*	*33%*	*35%*
Revenue:				
Product Subscription	$26.4	$31.5	$43.7	$58.9
Services & Other	4.3	3.2	3.7	4.6
Total Revenue	**$30.7**	**$34.7**	**$47.4**	**$63.5**
Growth %	*18%*	*13%*	*37%*	*34%*
Gross Profit	**$22.4**	**$25.4**	**$34.1**	**$44.4**
Gross Margin %	*73%*	*73%*	*72%*	*70%*
Sales & Marketing	$18.3	$18.1	$30.2	$39.2
Engineering	15.9	24.8	37.2	39.2
Other G&A	8.6	9.0	9.9	10.7
Total Operating Expenses (Incl. D&A)	**$42.8**	**$52.0**	**$77.3**	**$89.1**
Sales & Marketing % of Revenue	*60%*	*52%*	*64%*	*62%*
Engineering % of Revenue	*52%*	*71%*	*78%*	*62%*
Other G&A % of Revenue	*28%*	*26%*	*21%*	*17%*
Total Operating Expenses % of Revenue	***140%***	***150%***	***163%***	***140%***
Operating Income [1]	**($20.4)**	**($26.6)**	**($43.2)**	**($44.7)**

- Revenue closely tracks to ARR growth
- Meaningful reduction in operating expenses as a percent of revenue beginning in FY23 driven by sales and engineering efficiencies
- Temporary gross margin contraction while SkySQL gains scale before returning to normalized levels
- The Company projects >$100mm of ARR beginning in FY24
- ARR Growth in the medium-term is projected to continue at a pace consistent with FY21-FY23

Note: Assumes USD:EUR conversion of 1.15:1.00
Note: FYE is September 30th
(1) Calculated as Gross Profit less Total Operating Expenses (Incl. Depreciation & Amortization).

MariaDB

Proprietary & Confidential

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Ocean of Possibilities 40 P Pr ro op pr riet ieta ar ry y & & C Co on nffide iden nttial ial

41 Proprietary & Confidential

APPENDIX 42 Proprietary & Confidential

FORECAST ASSUMPTIONS Presentation of Financials Forecast Assumptions • Financials are presented based on IFRS standards • The drivers behind Revenue and ARR forecast include: • ARR vs. Recognized Revenue ○ Historical trends ○ ARR is a snapshot statistic at a given point in time ○ Contract renewals ○ Revenue is a cumulative total of monthly recognized revenues ○ Churn during the year ○ Expansion ○ Revenue contains time and material consulting revenue that is ○ Existing pipeline excluded from ARR ○ Longer than annual period contracts locked-in ○ Recognized revenue is the month’s earned revenue, which in ○ Internal sales attainment targets/goals/quotas case of subscription and support business is recognized ○ Specific business market/industry segment growth ratably (i.e., the signed subscription & support contract ○ Changes in the competitive environment value/contract period) ○ MariaDB’s slice of the respective business market ○ E.g., FY 21A cumulative revenue is lower than Sep-21A ARR, ○ Upside & downside analysis, along with realistic goal because recognized revenue is trailing twelve months, which adjustments were lower than the last month of the FY 21A ARR (the latter- based on contracts that exist as of Sep-21A) and because MDB’s business is growing and is in an upward trajectory 43 Proprietary & Confidential

GLOSSARY OF TERMS Term Definition • The Company calculates ARR by taking the monthly recurring revenue (“MRR”) multiplied by 12 months (annualized) • MRR represents monthly revenue from customer subscription contracts and is calculated by taking the beginning of the month MRR, plus MRR gained from new customers for the month, plus MRR change from the upgrading and downgrading of business from existing customers for the month, plus MRR churn for the month Annual Recurring • MRR and ARR exclude revenue from non-fixed sum contract sources (e.g. time and material consulting services) Revenue (“ARR”) • Given the renewable nature of our business, we view ARR as an important indicator of our financial performance and operating results, and we believe it is a useful metric for internal planning and analysis. ARR does not have a standardized meaning and is therefore unlikely to be comparable to similarly titled measures presented by other companies. ARR should be viewed independently of revenue and is not intended to be combined with or to replace that item Compounded Annual • Average rate of growth over a period of time Growth Rate (“CAGR”) Churn • Churn refers to a reduction of ARR that was present on day 1 of a fiscal period and DECREASES during the period Logos • Logos refers to clients and new logos means new clients • The company’s open source software is code that is designed to be publicly accessible—anyone can see, modify, and distribute the code as Open Source they see fit MM • Millions; generally referring to dollars or shares TCO • Total Cost of Ownership, typically calculated over a timeframe, inclusive of license and support or a subscription including support SQL • Structured Query Language, computer language to store, manipulate or access data in a relational database RDBA / EA • Remote Database Administrator / Enterprise Architect 44 Proprietary & Confidential

RISK FACTORS SUMMARY Investing in any of the Proposed Transactions relating to this presentation involves a high degree of risk. Below is a summary of certain factors that make an investment in any Proposed Transaction speculative and risky. Additional discussion of risks and uncertainties summarized in this risk factors summary, and other risks and uncertainties relevant to a transaction, should be reviewed as described in the “Disclaimers, Forward-Looking Statements and Cautionary Language” section of this presentation, as well as proxy statement/prospectus filed in connection with the Proposed Business Combination. • MariaDB’s limited operating history makes it difficult to predict our future results of operations. • MariaDB has a history of losses and we may not achieve or maintain profitability in the future. • MariaDB’s financial projections rely in part on assumptions about customer demand based on ongoing relationships and indications from current and prospective customers, among other factors. Our failure to secure that projected business could have an adverse impact on our financial results and condition and could cause our actual results to be materially different from those projected. Our projections rely on numerous other assumptions and factors that may be inaccurate or become inaccurate and that could cause our financial results and condition to materially differ from those projected. • MariaDB will require additional capital to support our future growth, and such capital may not be available on terms that are acceptable or at all. • The market for our products and services is evolving and its potential growth may be constrained by prospective customers’ significant existing investments in other third-party relationships (including in the database solutions of their current providers). • Our success is highly dependent on our ability to penetrate the existing market for database products, as well as the growth and expansion of the market for database products notably cloud-based products. • If we fail to continue to grow and to effectively manage our growth, we may be unable to successfully execute our business plan, increase revenue, improve our financial results, maintain high levels of service, or adequately address competitive challenges. • The database software market is highly competitive, and MariaDB faces significant competition from larger, better-capitalized companies, including traditional relational database providers such as IBM, Microsoft and Oracle, cloud providers with database functionalities such as Amazon Web Services, Microsoft Azure and Google Cloud Platform, and non-relational database software providers. MariaDB could lose market share to these providers of products and services that can be substituted for our products and services. • If we are not able to maintain and enhance the MariaDB brand, especially among developers and outside of the open-source community, our business and results of operations may be adversely affected. • Technological changes, the introduction of new or enhanced products and services by our competitors, and pricing pressures may negatively impact demand for our products and services, as well as our financial performance, including our margin. • The loss of one or more of our significant customers or a significant reduction of business with such customers could materially affect our financial results and condition, as well as our business generally. • If we fail to cost-effectively acquire new customers and retain and expand our relationships with existing customers through renewals and upgrades, we may fail to increase our revenues enough to achieve profitability. • Our sales cycles may become longer and unpredictable, and our sales efforts require considerable time and expense. • Because we offer the open-source MariaDB Community Server as a free-to-download product, our ability to monetize and protect intellectual property rights for our products and services may be negatively impacted. • Because our ability to attract new and retain existing customers depends on our success at enhancing and improving our products and services in response to changing customer needs, technologies and regulations, a failure to continue to innovate would adversely affect our growth and profitability. • We have invested significantly in our MariaDB products and services, including our cloud offering, SkySQL, and our MariaDB Enterprise product offerings, and if any of these were to fail to achieve broader market adoption our business, results of operations and financial condition could be harmed. • Incorrect or improper implementation or use of our software could result in customer dissatisfaction and harm our business, results of operations, financial condition and growth prospects. • We rely upon third-party cloud providers to host our cloud offering; any disruption of or interference with our use of third-party cloud providers would adversely affect our business, results of operations and financial condition. • Our expected scale-up will result in a significant increase in the costs of cloud capacity, which could adversely affect our growth and profitability. 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RISK FACTORS SUMMARY (cont’d) • Without significant investments in our sales and marketing organizations and improvements in sales and marketing programs, we may be unable to add new customers or increase sales to existing customers at a level needed to achieve our growth expectations. • We may require significant additional capital investment into research and development, including in the area of intellectual property and other proprietary technology, the failure of which to secure could adversely impact our business. • Our success depends on our ability to expand and enhance our workforce to support future growth, and our inability to attract and retain employees in key areas such as software development, sales and marketing, and customer support would adversely affect our growth prospects and results of operations. • Real or perceived errors, bugs or other problems with our products and services (including data loss or failure to meet our contractual obligations) may adversely affect our relationship with existing customers and deter prospective customers, require us to expend significant resources and expenses to address the problems, and impede market acceptance of our products and services. • If we fail to offer high quality support, for example with our remote database administration services, our business and reputation could suffer. • Our business could suffer disruptions, outages, defects, and other performance and quality problems due to issues with public platforms, the public cloud and internet infrastructure on which our products and services rely, which could negatively affect our business. • Because database products and services such as those we offer are often used to collect and store personal information, domestic and international privacy concerns, including complex and onerous regulatory requirements (such as HIPAA and GDPR), could result in additional costs and liabilities or inhibit sales of our products and services. • If our security measures, or those of our third-party providers, are breached or unauthorized access to personal information or other private or proprietary data is otherwise obtained, our software may be perceived as not being secure, customers may reduce or terminate their use of our products and services, and we may face litigation, regulatory investigations, significant liability and reputational damage. • Unfavorable conditions in our industry or the global economy or reductions in information technology spending could limit our ability to grow our business and negatively affect our results of operations. • Economic and other disruptions from the global COVID-19 pandemic and its fallout may cause delays in our sales cycles, decrease sales to new customers, and reduce upselling and cross-selling to existing customers. • We may need to incur substantial costs to protect or defend our intellectual property rights, and any failure to adequately protect our intellectual property could reduce the value and attractiveness of our products and services. • The Proposed Business Combination transaction between MariaDB and Angel Pond is subject to significant risks and uncertainties, including the uncertainty that MariaDB will be able to agree with Angel Pond on definitive terms for the transaction, the risk that MariaDB’s or Angel Pond’s shareholders may not approve the transaction, and the risk that other conditions to closing (including required governmental, exchange and other approvals) may not be satisfied or waived, any of which could significantly affect an investment in MariaDB or Angel Pond. • Even if MariaDB and Angel Pond agree on definitive terms for the Proposed Business Combination and the transaction receives all applicable approvals, the exercise of redemption rights by Angel Pond’s public shareholders may result in the failure of the transaction to close, or even if the transaction does close, such redemption could cause the combined company to be undercapitalized. • If the benefits of the Proposed Business Combination between MariaDB and Angel Pond do not meet expectations of investors or securities analysts, the market price of a combined company may decline, potentially significantly. • The costs relating to the transactions will be significant and there will be increased expenses and administrative burdens of being a public combined company, all of which could have a material impact on the business and the financial condition and results of the public combined company. • The unaudited financial information included in this presentation may not be indicative of what MariaDB’s actual financial results or condition has been or will be. • The requirements of being a public company may strain our resources and divert management’s attention, and the increases in legal, accounting and compliance expenses that will result from being a public company may be greater than we anticipate. • As a private company, we have not been required to document and test our internal controls over financial reporting nor has our management been required to certify the effectiveness of our internal controls and our auditors have not been required to opine on the effectiveness of our internal control over financial reporting. Failure to maintain adequate financial, information technology and management processes and controls could impair our ability to comply with the financial reporting and internal controls requirements for publicly traded companies, which could lead to errors in our financial reporting and adversely affect our business. Proprietary & Confidential 46